UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   October 18, 2004
                                                --------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement to be entered into relating to the MASTR Alternative
     Loan Trust 2004-12 Mortgage Pass-Through Certificates, Series 2004-12)
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-106982                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)

1285 Avenue of the Americas, New York, New York               10019
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                  ------------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as an exhibit is a certain Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Alternative Loan Trust 2004-12, Mortgage Pass-Through Certificates, Series 2004-12 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheet by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------

      99.1                                        Collateral Term Sheet
                                                  prepared by UBS Securities LLC
                                                  in connection with certain
                                                  classes of the MASTR
                                                  Alternative Loan Trust 2004-12
                                                  Mortgage Pass Through
                                                  Certificates, Series 2004-12

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


October 19, 2004

                                   By:    /s/ Glenn McIntyre
                                       -----------------------------------------
                                       Name:   Glenn McIntyre
                                       Title:  Associate Director


                                   By:    /s/ Steven Warjanka
                                       -----------------------------------------
                                       Name:   Steven Warjanka
                                       Title:  Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

99.1                    Collateral Term Sheet                           E
                        prepared by UBS Securities
                        LLC in connection with
                        certain classes of the MASTR
                        Alternative Loan Trust
                        2004-12 Mortgage
                        Pass-Through Certificates,
                        Series 2004-12